SECURITIES AND EXCHANGE
                              COMMISSION


                        Washington, D.C. 20549
               ======================================

                           FORM 8K
                           CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

               ======================================


                    Date of Report:  June 30, 1997


                     Equity Growth Systems, Inc.
         (Exact name of registrant as specified in its Charter)

                               Delaware
           (State or Other Jurisdiction of Incorporation)

                                O-3718
                      (Commission File Number)

                             11-2050317
                 (IRS Employer Identification Number)

          3821-B Tamiami Trail, Suite 201; Port Charlotte,
                    Florida  33952
         (Address of Principal Executive offices) (Zip Code)

                            (941) 255-9852
                   Registrant's Telephone Number,
                         including Area Code

  ITEM 5. Other Events

            The Registrant has entered into a settlement agreement with Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company ("Diversified"), and Edward
    Granville-Smith, Trustee (the "Trustee"), pursuant to which:

            (1) Diversified exercised its option to acquire 200,000 shares of the registrants common stock previously registered on Form S-8, in consideration for cancellation of more than $100,000 claimed to be owed by the Registrant to Diversified for services rendered since 1994; and

            (2) Diversified's liability to the Trustee for $30,000 under an exchange agreement will be canceled in consideration for the transfer by Diversified to the Trustee of 110,000 shares of the Registrants common stock acquired by Diversified from Mr. Warren A. McFadden during 1996.

            A copy of the settlement agreement is included as an exhibit to this current report.

    ITEM 7. Financial Statements and Exhibits.

       Exhibit   Description

       10.13 Settlement Agreement between the Registrant, Diversified and the Trustee, see sequentially numbered page 3, together with the Memorandum of agreed-upon modifications and amended thereto).



       Signatures     Pursuant to the requirements of the
                      Securities Act of 1934, as amended, the
                      Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Equity Growth Systems, Inc.

    June 30, 1997     By:_________________________


                      Edward Granville-Smith, Jr., Chairman